HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-6779 - PremierSolutions Standard (Series A-II)

333-72042          HV-6775 - PremierSolutions Cornerstone (Series II)

333-151805        HV-6778 - Premier Innovations(SM) (Series II)

333-151805        HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

Supplement dated August 19, 2011 to your Prospectus

The Annual Maintenance Fee under Contracts entered into from September 1, 2011 through and including December 31, 2011 is hereby waived for one year, commencing January 1, 2012 through December 31, 2012.  Effective January 1, 2013, the applicable Annual Maintenance Fee under the Contracts will be as set forth in the then current Prospectus.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE
REFERENCE.